UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                           ----------------------
                                  FORM 8-K
                           ----------------------

                               CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported): February 1, 2010

                           ----------------------

                         NEVADA PROCESSING SOLUTIONS
              (Exact Name of Registrant as Specified in Charter)

                           ----------------------

                                 Nevada
             ----------------------------------------------
             (State or Other Jurisdiction of Incorporation)

              000-53574                       20-4959207
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

                    9646 Giddings, Las Vegas, NV  89148
          --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                               702-334-4008
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                           ----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement

Asset Assignment

   On February 1, 2010, the Company entered into an assignment agreement to acquire a video library of raw and edited television programs and related intellectual property such as brands and trademarks for the video content. The intellectual property assets were acquired by the assignors in a non-judicial foreclosure process and then were improved by the assignors through additional investment and development, however, the assets were not being utilized in a business and there was insufficient capital available to the assignors to commercialize the properties. The assignors agreed to assign the assets to the Company for the purpose of commercializing the video catalog and related brands under a new business entity (the public company) which would change its business plan and operate as a media production and distribution company with its main production emphasis being Spanish language mixed martial arts event promotion and television programming. The new business model adopted by the Company, with the intended commercialization of the acquired television programming and related intellectual property rights, is to promote live mixed martial arts combat events throughout Latin America and primarily in Mexico, with fighters being drawn from Spanish speaking countries, including the United States. Similar to the business model of the UFC (Ultimate Fighting Championship) and its related television reality program, TUF (The Ultimate Fighter), we intend to promote live events and develop a comprehensive video catalog of filmed events which are then edited and produced into television programming for consumption by Spanish speaking television networks throughout the Spanish speaking world. Included in the assets being acquired is a reality program filmed in Cuernavaca, Mexico in March, 2009. The reality program, entitled "Campeon Mmaximo" or "Mmaximum Champion" in English, requires post-production completion and awaits the final event, which we intend to film as a live championship event in Mexico, some time in 2010. Also included in the video assets is video footage and content for 39 one hour television episodes (three seasons of programming) under the title "MMAX Fights" which is an edited program based on over a dozen live MMA events filmed in various cities in Mexico, all in Spanish and featuring Latin American fighters and former UFC competitors.

   The assignment agreement transferred legal ownership of certain video copyrights and related intellectual property, all developed under the trademarked name "Mixed Martial Arts Xtreme" its acronym, "MMAX" and the corporate logo, which are registered with the USPTO under trademark Reg. No. 3,677,146, and trademark application Serial No. 77592631, which was issued a Notice of Allowance by the USPTO on July 7, 2009, and is currently in the final document submission phase awaiting issuance of the Trademark Registration Number. Similarly, the "Macho TV" Trademark application Serial No. 77728776 has also been submitted and issued a Notice of Allowance by the USPTO on December 1, 2009, with final documentation pending and to be completed by the Company as assignee of the MMAX Assets. In addition to the Trademarks assigned to the Company, we have also been assigned full ownership of all MMAX intellectual property and film assets, including all raw and finished video footage developed from live mixed martial arts event production filmed in Mexico, all produced MMAX Fights television series in

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two hour, one hour and thirty minute formats, all semi-produced, unedited, and edited MMAX Fights footage, the MMA reality television series produced under the name "Campeon Mmaximo". Collectively, the video assets comprise several thousand hours of unedited video footage sourced from live event promotions under the name "MMAX" and "Campeon Mmaximo" and 39 separate episodes of the one hour MMAX Fights television series in Spanish, along with 12 one hour episodes of "Campeon Mmaximo" the related reality television series, also filmed in Mexico in Spanish. Included in the assignment, are the MMAX Xtreme, MMAX Fights, and Macho TV trademarks, MMAX, MMAFIA and Takikardia merchandising concepts and rights, which can be developed into soft goods merchandising such as clothing, t-shirts, board shorts, caps and other branded goods such as toys, action figures and sports gear, including the right to license the name "MMAX" to gymnasiums as a mixed martial arts training center. Finally, in addition to the listed assets, the assignment includes the right to the live event mixed martial arts fight promotion business previously operated by the prior foreclosed upon business under the trademarked "MMAX Xtreme" and related "MMAX Fights" brands, all related websites, including "www.mmaxfights.tv", and all other related assets, including the computer equipment and hard drives on which the intellectual property is stored. All of these assets are collectively referred to hereafter as the "MMAX Assets".

Settlement Agreements

   On February 1, 2010, we accepted completed contracts and resolved to issue shares and thus entered into agreements with 55 individuals for the issuance of a total of 3,272,598 shares of our common stock in exchange for a release of claims and liability relating to the MMAX Assets which were concurrently assigned to us by the legal owners of the assets. The purpose of the Settlement Agreements was to eliminate any potential claims related to the MMAX Assets, by the settling parties, which could possibly impair our ability to commercialize the MMAX Assets through the distribution of event-based programs to the U.S. and Latin American Spanish language television markets. Also, entry into the Settlement Agreements was a stipulated condition imposed by the assignors of the MMAX Assets requiring that the Settlement Agreements be entered into so that the settling parties would have an opportunity to participate in the new business which is similar to the business that the settling parties previously invested in through an unrelated entity which ceased operations and had its assets foreclosed upon by various secured creditors. The Settlement Agreements required that the settling parties release and waive any and all claims related to the MMAX Assets in exchange for shares of the Company's common stock, which was issued pro rata in relation to the amount previously invested by the settling party in an unrelated failed business that previously owned the MMAX Assets. In the Settlement Agreements, the Company expressly disclaimed any relationship, liability or responsibility to the Settling Parties, but accepted them as shareholders in exchange for their final and absolute waiver of rights and claims against any party which might adversely impact the continued pursuit of the MMAX business by the public company. Certain former secured creditors of MMAX Enterprises, Inc., pursuant to the terms of a collateralized loan agreement entered into on January 15, 2008, foreclosed on the MMAX Assets and took possession of the assets pursuant to non-judicial foreclosure process, seizure of the assets, and entry into a settlement and assignment agreement, which included a waiver of claims against MMAX Enterprises, Inc., and its management. In addition to all of the assets previously held by MMAX Enterprises, the secured creditors have invested further sums in pursuit of the former MMAX Business and have invested in the preservation of the assets, including but not limited to, payments for trademark filings with the USPTO, payment of legal fees related to the trademarks, costs of website maintenance and registration fees, costs for preservation and storage of the video assets, payments related to preserving the MMAX logo and brand name, and separately financing the video film production and post production of the 1st season of the mixed martial arts competition reality program entitled "Campeon Mmaximo" which was filmed in Cuernavaca, Mexico in March of 2009 and funded entirely by a third party financier. The "Campeon Mmaximo" project is in a post-production phase and will be ready for airing pending completion and a distribution agreement being negotiated by the new management team which has been installed concurrently with the Settlement Agreements.

Engagement of New Executive Officers and Directors

   On February 1, 2010, we entered into an Engagement Agreement with Larry Biggs, to serve as our new CEO for a term of two years and serve as a member of the Board of Directors. Mr. Biggs will be issued 1,090,862 shares of common stock in lieu of cash compensation and shall serve as our Chief Executive Officer and interim Chairman, until such time as a shareholder meeting is called requiring him to stand for election as a director, he resigns or is otherwise unable to serve in this capacity. As part of the basic Engagement Agreement, Mr. Biggs will be entitled to negotiate a compensation package once the Company has obtained financing and implemented a budget which provides for executive compensation. Mr. Biggs shall be entitled to maintain all of his other business arrangements and shall not be required to spend full time in his position.

   On February 1, 2010, we entered into an Engagement Agreement with Tommy Habeeb, to serve as our new President for a term of two years and serve as a member of the Board of Directors. Mr. Habeeb will be issued 1,090,862 shares of common stock in lieu of cash compensation and shall serve as our President and interim Director, until such time as a shareholder meeting is called requiring him to stand for election as a director, he resigns or is otherwise unable to serve in this capacity. As part of the basic Engagement Agreement, Mr. Habeeb will be entitled to negotiate a compensation package once the Company has obtained financing and implemented a budget which provides for executive compensation. Mr. Habeeb shall be entitled to maintain all of his other business arrangements and shall not be required to spend full time in his position.

Change in Business Plan - Assignment of Distribution Agreement

   On February 1, 2010, we entered into an assignment agreement that assigned to the Company all contractual rights previously held by three entities, one of which is a shareholder, relating to a television "Distribution Agreement" with HollywoodLaundromat.Com, Inc., a California corporation. At the time of the assignment to the Company, the contract had not been completed and no payments or other monetary benefit had been received by any party, thus the contract is deemed a contingent or prospective right to benefit from the future commercialization of the MMAX Assets and not based on any ongoing or current business operations. The Distribution Agreement grants distribution rights to all of the Company's television series and video assets to HollywoodLaundromat.Com, Inc. The terms of the Distribution Agreement require the distributor, HollywoodLaundromat.Com, Inc., to pay a variable percentage of all proceeds derived from television syndication of the Company's video assets, based on the market and language of the programming. Currently, our distributor has secured distribution of 39 episodes (three seasons) of the MMAX Fights one hour television series on a limited basis in Puerto Rico which is scheduled to commence this month. There is no guaranty that all of the episodes will air because the television network has reserved the right to terminate the syndication agreement subject to its own discretion. Our distributor has entered into a revenue sharing arrangement with a network station, which means that our revenue derived from syndication of the MMAX Fights television series, if any, will be based on a percentage of the revenue generated by the television network which will air our content. Thus, because the contract has not commenced and has not produced any revenues, we do not have any basis upon which to make a revenue projection and we do not have a contractually committed sum or payment due from our distributor. We anticipate that our distributor will seek additional markets for our MMAX Fights series and the Campeon Mmaximo reality program.


Item 2.01  Completion of Acquisition or Disposition of Assets

Asset Assignment

   On February 1, 2010, the Company entered into an assignment agreement with several unrelated entities for the assignment of certain video copyrights and related intellectual property, all developed under the trademarked name "Mixed Martial Arts Xtreme" its acronym, "MMAX" and the corporate logo, which are registered with the USPTO under trademark Reg. No. 3,677,146, and trademark application Serial No. 77592631, which was issued a Notice of Allowance by the USPTO on July 7, 2009, and is currently in the final document submission phase awaiting issuance of the Trademark Registration Number. Similarly, the "Macho TV" Trademark application Serial No. 77728776 has also been submitted and issued a Notice of Allowance by the USPTO on December 1, 2009, with final documentation pending and to be completed by the Company as assignee of the MMAX Assets. In addition to the Trademarks assigned to the Company, we have also been assigned full ownership of all MMAX intellectual property and film assets, including all raw and finished video footage developed from live mixed martial arts event production filmed in Mexico, all produced MMAX Fights television series in two hour, one hour and thirty minute formats, all semi-produced, unedited, and edited MMAX Fights footage, the MMA reality television series produced under the name "Campeon Mmaximo". Collectively, the video assets comprise several thousand hours of unedited video footage sourced from live event promotions under the name "MMAX" and "Campeon Mmaximo" and 39 separate episodes of the one hour MMAX Fights television series in Spanish, along with 12 one hour episodes of "Campeon Mmaximo" the related reality television series, also filmed in Mexico in Spanish. Included in the assignment, are the MMAX Xtreme, MMAX Fights, and Macho TV trademarks, MMAX, MMAFIA and Takikardia merchandising concepts and rights, which can be developed into soft goods merchandising such as clothing, t-shirts, board shorts, caps and other branded goods such as toys, action figures and sports gear, including the right to license the name "MMAX" to gymnasiums as a mixed martial arts training center. Finally, in addition to the listed assets, the assignment includes the right to the live event mixed martial arts fight promotion business previously operated by the prior foreclosed upon business under the trademarked "MMAX Xtreme" and related "MMAX Fights" brands, all related websites, including "www.mmaxfights.tv", and all other related assets, including the computer equipment and hard drives on which the intellectual property is stored. All of these assets are collectively referred to hereafter as the "MMAX Assets".

Change in Business Plan - Assignment of Distribution Agreement

   On February 1, 2010, we entered into an assignment agreement that assigned to the Company all contractual rights previously held by three entities, one of which is a shareholder, relating to a television "Distribution Agreement" with HollywoodLaundromat.Com, Inc., a California corporation. At the time of the assignment to the Company, the contract had not been completed and no payments or other monetary benefit had been received by any party, thus the contract is deemed a contingent or prospective right to benefit from the future commercialization of the MMAX Assets and not based on any ongoing or current business operations. The Distribution Agreement grants distribution rights to all of the Company's television series and video assets to HollywoodLaundromat.Com, Inc. The terms of the Distribution Agreement require the distributor, HollywoodLaundromat.Com, Inc., to pay a variable percentage of all proceeds derived from television syndication of the Company's video assets, based on the market and language of the programming. Currently, our distributor has secured distribution of 39 episodes (three seasons) of the MMAX Fights one hour television series on a limited basis in Puerto Rico which is scheduled to commence this month. There is no guaranty that all of the episodes will air because the television network has reserved the right to terminate the syndication agreement subject to its own discretion. Our distributor has entered into a revenue sharing arrangement with a network station, which means that our revenue derived from syndication of the MMAX Fights television series, if any, will be based on a percentage of the revenue generated by the television network which will air our content. Thus, because the contract has not commenced and has not produced any revenues, we do not have any basis upon which to make a revenue projection and we do not have a contractually committed sum or payment due from our distributor. We anticipate that our distributor will seek additional markets for our MMAX Fights series and the Campeon Mmaximo reality program.


Item 3.02  Unregistered Sale of Equity Securities

Shares Issued Pursuant to Contract

   On February 1, 2010, we accepted completed contracts and resolved to issue shares and thus entered into agreements with 55 individuals for the issuance of a total of 3,272,598 shares of our common stock in exchange for a release of claims and liability relating to the MMAX Assets which were concurrently assigned to us by the legal owners of the assets. These shares are to be newly issued restricted, unregistered shares of common stock, issued pursuant to an exemption from registration under Section 4(2) and/or Rule 506 of Regulation D. The shares shall bear a restrictive legend pursuant to Rule 144 of the Securities Act of 1933, as amended, and shall be subject to customary limitations and restrictions on resale and transfer. The Company will report these shares on Form D, which will be filed with the Securities and Exchange Commission within the statutory time period.

Shares Issued to New Management

   On February 1, 2010 we entered into Engagement Agreements with our new executive officers which require us to issue a total of 2,181,724 shares to our new executives. These shares are to be newly issued restricted, unregistered shares of common stock, issued pursuant to an exemption from registration under Section 4(2) and/or Rule 506 of Regulation D. The shares shall bear a restrictive legend pursuant to Rule 144 of the Securities Act of 1933, as amended, and shall be subject to customary limitations and restrictions on resale and transfer related to controlling shareholders. The Company will report these shares on Form D, which will be filed with the Securities and Exchange Commission within the statutory time period.

Shares Issued to Distributor of Television Series

   On February 1, 2010 we agreed to issue 218,172 shares of our common stock to Michael Wortsman, executive officer of HollywoodLaundromat.Com, Inc., our distributor. These shares are to be newly issued restricted, unregistered shares of common stock, issued pursuant to an exemption from registration under Section 4(2) and/or Rule 506 of Regulation D. The shares shall bear a restrictive legend pursuant to Rule 144 of the Securities Act of 1933, as amended, and shall be subject to customary limitations and restrictions on resale and transfer related to controlling shareholders. The Company will report these shares on Form D, which will be filed with the Securities and Exchange Commission within the statutory time period.

Item 5.01  Changes in Control of Registrant

Engagement of New Executive Officers and Directors

   On February 1, 2010, we entered into an Engagement Agreement with Larry Biggs, to serve as our new CEO for a term of two years and serve as a member of the Board of Directors. Mr. Biggs will be issued 1,090,862 shares of common stock in lieu of cash compensation and shall serve as our Chief Executive Officer and interim Chairman, until such time as a shareholder meeting is called requiring him to stand for election as a director, he resigns or is otherwise unable to serve in this capacity. Based on the issuance of these shares to Mr. Biggs, Mr. Biggs will be deemed a control person and will own approximately 18% of our issued and outstanding common stock. We anticipate that this percentage shall be reduced as we will require substantial additional working capital to implement our new business plan and we intend to offer our equity securities in order to fund our operations. In addition, we have a series of convertible preferred shares which may be converted into shares of our common stock, further diluting the percentage ownership of all of our existing shareholders.

   On February 1, 2010, we entered into an Engagement Agreement with Tommy Habeeb, to serve as our new President for a term of two years and serve as a member of the Board of Directors. Mr. Habeeb will be issued 1,090,862 shares of common stock in lieu of cash compensation and shall serve as our President and interim Director, until such time as a shareholder meeting is called requiring him to stand for election as a director, he resigns or is otherwise unable to serve in this capacity. Based on the issuance of these shares to Mr. Habeeb, Mr. Habeeb will be deemed a control person and will own approximately 18% of our issued and outstanding common stock. We anticipate that this percentage shall be reduced as we will require substantial additional working capital to implement our new business plan and we intend to offer our equity securities in order to fund our operations. In addition, we have a series of convertible preferred shares which may be converted into shares of our common stock, further diluting the percentage ownership of all of our existing shareholders.


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Engagement of New Executive Officers and Directors

   On February 1, 2010, we entered into an Engagement Agreement with Larry Biggs, to serve as our new CEO for a term of two years and serve as a member of the Board of Directors. Mr. Biggs will be issued 1,090,862 shares of common stock in lieu of cash compensation and shall serve as our Chief Executive Officer and interim Chairman, until such time as a shareholder meeting is called requiring him to stand for election as a director, he resigns or is otherwise unable to serve in this capacity. As part of the basic Engagement Agreement, Mr. Biggs will be entitled to negotiate a compensation package once the Company has obtained financing and implemented a budget which provides for executive compensation. Mr. Biggs shall be entitled to maintain all of his other business arrangements and shall not be required to spend full time in his position.

   On February 1, 2010, we entered into an Engagement Agreement with Tommy Habeeb, to serve as our new President for a term of two years and serve as a member of the Board of Directors. Mr. Habeeb will be issued 1,090,862 shares of common stock in lieu of cash compensation and shall serve as our President and interim Director, until such time as a shareholder meeting is called requiring him to stand for election as a director, he resigns or is otherwise unable to serve in this capacity. As part of the basic Engagement Agreement, Mr. Habeeb will be entitled to negotiate a compensation package once the Company has obtained financing and implemented a budget which provides for executive compensation. Mr. Habeeb shall be entitled to maintain all of his other business arrangements and shall not be required to spend full time in his position.

   On February 1, 2010 we agreed to issue 218,172 shares of our common stock to Michael Wortsman, executive officer of HollywoodLaundromat.Com, Inc., our distributor. These shares are to be newly issued restricted, unregistered shares of common stock, issued pursuant to an exemption from registration under Section 4(2) and/or Rule 506 of Regulation D. The shares shall bear a restrictive legend pursuant to Rule 144 of the Securities Act of 1933, as amended, and shall be subject to customary limitations and restrictions on resale and transfer related to controlling shareholders. The Company will report these shares on Form D, which will be filed with the Securities and Exchange Commission within the statutory time period.

   J. Chad Guidry shall remain as an interim executive of the Company until the change in name of the Company has been accepted by the SEC and FINRA.
The Company and Mr. Guidry have agreed that his control block of shares shall be retired upon his actual resignation and acceptance of appointment of new management. Further disclosures relating to the intended change in management will be made on Form 14f-1 and 14c.


Item 8.01  Other Events

Change in Business Plan - Change of Name

   In order to more properly reflect the new business plan of the Company, we intend to change the company name from Nevada Processing Solutions to MMAX Media, Inc. We believe that this name accurately conveys the new business direction taken by the Company and incorporates our newly acquired brands and trademarks into the corporate name. We shall file a Form 14c Information Statement, with the Securities and Exchange Commission and shall notify FINRA of the change in accordance with its rules so that the Company can obtain a new CUSIP number and trading symbol reflecting the new name. This corporate action will be subject to SEC review and a waiting period and will require consent by FINRA, which is responsible for issuing trading symbols for companies which have their securities quoted and traded on the OTC-Bulletin Board.

Change in Business Plan - Media Production and Distribution Company

   On February 1, 2010, the Company changed its business plan based on the acquisition of a video library of raw and edited television programs and related intellectual property such as brands and trademarks for the video content. The intellectual property assets were acquired with the intent to change our business plan and operate as a media production and distribution company with our main production emphasis being Spanish language mixed martial arts event promotion and television programming. The new business model adopted by the Company, with the intended commercialization of the acquired television programming and related intellectual property rights, is to promote live mixed martial arts combat events throughout Latin America and primarily in Mexico, with fighters being drawn from Spanish speaking countries, including the United States. Similar to the business model of the UFC (Ultimate Fighting Championship) and its related television reality program, TUF (The Ultimate Fighter), we intend to promote live events and develop a comprehensive video catalog of filmed events which are then edited and produced into television programming for consumption by Spanish speaking television networks throughout the Spanish speaking world. Included in the assets being acquired is a reality program filmed in Cuernavaca, Mexico in March, 2009. The reality program, entitled "Campeon Mmaximo" or "Mmaximum Champion" in English, requires post-production completion and awaits the final event, which we intend to film as a live championship event in Mexico, some time in 2010. Also included in the video assets is video footage and content for 39 one hour television episodes (three seasons of programming) under the title "MMAX Fights" which is an edited program based on over a dozen live MMA events filmed in various cities in Mexico, all in Spanish and featuring Latin American fighters and former UFC competitors.


Item 9.01  Financial Statements and Exhibits

Exhibit 10.1
Assignment of Assets Agreement

Exhibit 10.2
Settlement Agreement [Sample]

Exhibit 10.3
Engagement Agreement with Larry Biggs

Exhibit 10.4
Engagement Agreement with Tommy Habeeb

Exhibit 10.5
Assignment of Distribution Agreement

Exhibit 10.6
Distribution Agreement [Redacted]

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: February 4, 2010           NEVADA PROCESSING SOLUTIONS


                                  By:  /s/  J. Chad Guidry
                                       ------------------------------------
                                            J. Chad Guidry
                                            Interim Secretary,
                                            Interim Treasurer,
                                            Interim Principal Financial and
                                            Interim Principal Accounting
                                            Officer

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